Non-financial assets and liabilities	12 Months Ended
Jun. 30, 2025
Disclosure Of Non Financial Assets And Liabilities [Abstract]
Non-financial assets and liabilities
6. Non-financial assets and liabilities
a.    Property, plant and equipment

(in U.S. dollars, in thousands)	Plant and Equipment	Office Furniture and Equipment	Computer Hardware and Software	Total
Year Ended June 30, 2024
Opening net book amount	457	803	97	1,357
Additions	38	—	120	158
Disposals	—	(2)	(7)	(9)
Exchange differences	(6)	(8)	16	2
Depreciation charge	(281)	(41)	(80)	(402)
Closing net book value	208	752	146	1,106

As of June 30, 2024
Cost	6,067	2,044	644	8,755
Accumulated depreciation	(5,859)	(1,292)	(498)	(7,649)
Net book value	208	752	146	1,106

Year Ended June 30, 2025
Opening net book amount	208	752	146	1,106
Additions	746	—	154	900
Disposals	—	—	—	—
Exchange differences	(226)	224	1	(1)
Depreciation charge	(176)	(37)	(90)	(303)
Closing net book value	552	939	211	1,702

As of June 30, 2025
Cost	6,586	2,266	796	9,648
Accumulated depreciation	(6,034)	(1,327)	(585)	(7,946)
Net book value	552	939	211	1,702
(i)    Depreciation methods and useful lives
Depreciation is calculated using the straight-line method to allocate their cost or revalued amounts, net of their residual values, over the estimated useful lives. The estimated useful lives are:
•Plant and equipment 3 – 15 years
•Office furniture and equipment 5 – 20 years
•Computer hardware and software 3 – 5 years
See Note 23(o) for other accounting policies relevant to property, plant and equipment.
b.    Leases
(i)    Amounts recognized on the consolidated balance sheet
Right-of-use assets

(in U.S. dollars, in thousands)	Buildings	Manufacturing	Total
Year Ended June 30, 2024
Opening net book amount	3,297	1,837	5,134
Additions	—	—	—
Remeasurement	—	369	369
Exchange differences	—	—	—
Depreciation charge	(1,570)	(1,201)	(2,771)
Closing net book value	1,727	1,005	2,732

As of June 30, 2024
Cost	9,128	6,245	15,373
Accumulated depreciation	(7,401)	(5,240)	(12,641)
Net book value	1,727	1,005	2,732

Year Ended June 30, 2025
Opening net book amount	1,727	1,005	2,732
Additions	2,564	—	2,564
Remeasurement	—	962	962
Exchange differences	2	—	2
Depreciation charge	(1,318)	(821)	(2,139)
Closing net book value	2,975	1,146	4,121

As of June 30, 2025
Cost	7,138	7,207	14,345
Accumulated depreciation	(4,163)	(6,061)	(10,224)
Net book value	2,975	1,146	4,121
Lease liabilities

	As of June 30,
	2025	2024
Current	2,680	2,626
Non-current	3,583	1,952
Lease liabilities included in the balance sheet	6,263	4,578
The lease liability is measured at the present value of the fixed and variable lease payments net of cash lease incentives that are not paid at the balance date. Lease payments are apportioned between the finance charges and reduction of the lease liability using the incremental borrowing rate to achieve a constant rate of interest on the remaining balance of the liability. Lease payments for buildings exclude service fees for cleaning and other costs. The interest expense (included in finance costs) for leases was $0.4 million, $0.4 million and $0.5 million for the years ended June 30, 2025, 2024 and 2023, respectively. In the years ended June 30, 2025 and 2024, total payments associated with lease liabilities were $2.2 million and $3.9 million, respectively.
Payments associated with short-term leases with a lease term of 12 months or less, contracts that contain lease and non-lease components that are cancellable within 12 months and leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. The expense relating to short-term leases was $Nil  for the year ended June 30, 2025 and $0.3 million for the year ended June 30, 2024.
(ii)    Depreciation methods and useful lives of right-of use assets
Depreciation is calculated using the straight-line method to allocate their cost or revalued amounts over the estimated useful lives. Depreciation for leases relating to buildings for the years ended June 30, 2025, 2024 and 2023 was $1.3 million, $1.6 million and $1.7 million, respectively.
Depreciation for the lease relating to manufacturing was $0.8 million, $1.2 million, and $0.7 million for the years ended June 30, 2025, 2024 and 2023, respectively, of which the $0.8 million of depreciation in the year ended June 30, 2025 was recognized in the consolidated income statement. Prior to the year ended June 30, 2025, depreciation on the manufacturing lease was capitalized within pre-launch inventory.
(iii)    Extension and termination options
Extension options and termination options may be included in the right-of-use asset leases across the Group. These are used to maximize operational flexibility in terms of managing the assets used in the Group’s operations.
In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options and periods after termination options are only included in the lease term if the lease is reasonably certain to be extended or not terminated.
A right-of-use asset and lease liability has been recognized in relation to the manufacturing service agreement ("MSA") entered into in June 2025 with Lonza Biosciences Singapore Pte. Ltd. ("Lonza"), a global leader in biopharmaceutical manufacturing, which replaced the Group's prior MSAs with Lonza, for the supply of commercial product for the launch of Ryoncil® for the treatment of SR-aGVHD in the US market. Management has determined that this agreement has a non-cancellable lease term expiring within 2 years from June 30, 2025.
As of June 30, 2025, the anticipated future contractual cash flows relating to the lease component of the Lonza agreement are $2.7 million on an undiscounted basis, as included within lease liabilities in Note 10(c). The anticipated future contractual cash flows exclude cashflows beyond the non-cancellable lease term as it is not reasonably certain the Group will extend the agreement.
See Note 23(v) for other accounting policies relevant to lease accounting.
c.    Intangible assets

(in U.S. dollars, in thousands)	Goodwill	Acquired licenses to patents	In-process research and development acquired	Currently marketed products	Total
Year Ended June 30, 2024
Opening net book amount	134,453	1,618	427,779	13,333	577,183
Additions/reversals	—	37	—	—	37
Exchange differences	—	1	—	—	1
Amortization charge	—	(30)	—	(1,455)	(1,485)
Closing net book amount	134,453	1,626	427,779	11,878	575,736

As of June 30, 2024
Cost	134,453	3,032	489,698	24,000	651,183
Accumulated amortization	—	(1,406)	—	(12,122)	(13,528)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,626	427,779	11,878	575,736

Year Ended June 30, 2025
Opening net book amount	134,453	1,626	427,779	11,878	575,736
Additions	—	50	—	—	50
Reclassifications(1)	—	—	(102,698)	102,698	—
Exchange differences	—	(1)	—	—	(1)
Amortization charge	—	(20)	—	(3,939)	(3,959)
Closing net book amount	134,453	1,655	325,081	110,637	571,826

As of June 30, 2025
Cost	134,453	3,077	387,000	126,696	651,226
Accumulated amortization	—	(1,422)	—	(16,059)	(17,481)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,655	325,081	110,637	571,826
(1)     The Group reclassified $102.7 million from in-process research and development ("IPRD") acquired to current marketed products upon receiving FDA approval for Ryoncil® for the treatment of pediatric SR-aGVHD in December 2024. As a result of this reclassification, the asset is now being amortized on a straight line basis over its useful life through to expected patent expiry which is 22 years.
(i)    Carrying value of in-process research and development acquired by product

	As of June 30,
(in U.S. dollars, in thousands)	2025	2024
Cardiovascular products(1)	254,351	254,351
Intravenous products for metabolic diseases and inflammatory/immunologic conditions(2)	70,730	70,730
MSC products(3)	—	102,698
	325,081	427,779
(1)Includes MPC-150-IM for the treatment or prevention of chronic heart failure and MPC-25-IC for the treatment or prevention of acute myocardial infarction
(2)Includes MPC-300-IV for the treatment of biologic-refractory rheumatoid arthritis and diabetic nephropathy
(3)Includes the treatment of SR-aGVHD and Crohn’s disease. In December 2024, the carrying value of in-process research and development acquired relating to MSC products was reclassified to currently marketed products on FDA approval of Ryoncil® for the treatment of pediatric SR-aGVHD in December 2024.
For all products included within the above balances, the underlying currency of each item recorded is US$.
(ii)    Amortization methods and useful lives
The Group amortizes intangible assets with a finite useful life using the straight-line method over the following periods:
•Acquired licenses to patents 7 – 16 years
•Current marketed products 15 – 23 years
See Note 23(p) for the other accounting policies relevant to intangible assets and Note 23(j) for the Group’s policy regarding impairments.
(iii)    Significant estimate: Impairment of goodwill and assets with an indefinite useful life
The Group tests annually, or more frequently if events or changes in circumstances indicate that they might be impaired, whether goodwill and its assets with indefinite useful lives have suffered any impairment in accordance with its accounting policy stated in Note 23(j). The recoverable amounts of these assets and cash-generating units have been determined based on fair value less costs to dispose calculations, which require the use of market-participant assumptions that are based on development strategies using external data sources as well as past experience. The full annual impairment assessment was performed at March 31, 2025 and no impairment of the in-process research and development and goodwill was identified.
In December 2024, the FDA approved Ryoncil® for the treatment of pediatric SR-aGVHD, and as a result the Group reclassified the carrying value relating to MSC products from in-process research and development to currently marketed products. The Group completed an impairment assessment on its MSC products intangible asset as at December 31, 2024 as a result of the change from indefinite-lived in-process research and development to finite-lived currently marketed product. The assumptions used in the impairment assessment were updated from the March 31, 2024 impairment assessment and included changes to the probability of success, product pricing and development timelines. The impairment assessment on the MSC products intangible asset was determined based on fair value less costs to dispose calculations as at December 31, 2024 and no impairment of the MSC products intangible asset was identified.
(iv)    Impairment tests for goodwill and intangible assets with an indefinite useful life
The Group has recognized goodwill as a result of two separate acquisitions. Goodwill of $118.4 million was recognized on acquisition of Angioblast Systems Inc. in 2010, $13.9 million was recognized on the acquisition of the MSC assets from Osiris (“MSC business combination”) in 2013 and $2.1 million was recognized on finalization of the MSC business combination of Osiris in 2015. In all cases the goodwill recognized represented excess in the purchase price over the net identifiable assets and in-process research and development acquired in the transaction.
On acquisition, goodwill was not able to be allocated to the cash generating unit (“CGU”) level or to a group of CGU given the synergies of the underlying research and development. For the purpose of impairment testing, goodwill is monitored by management at the operating segment level. The Group is managed as one operating segment, being the development of cell technology platform for commercialization.
IFRS requires that acquired in-process research and development be measured at fair value upon acquisition and carried as an indefinite life intangible asset subject to annual impairment reviews. The Group have recognized in-process research and development as a result of two separate acquisitions. In-process research and development of $387.0 million was recognized on the acquisition of Angioblast Systems Inc. in 2010 and $126.7 million was recognized on the acquisition of assets from Osiris in 2013 of which $24.0 million was reclassified to current marketed products in March 2016 upon the TEMCELL asset becoming available for use in Japan and $102.7 million was reclassified to current marketed products in December 2024 upon FDA approval of Ryoncil® for the treatment of pediatric SR-aGVHD.
In 2016, the Group fully impaired $61.9 million of in-process research and development relating to our product candidates, MPC-MICRO-IO for the treatment of age-related macular degeneration and MPC-CBE for the expansion of hematopoietic stem cells within cord blood, as the Group suspended further patient enrollment of the Phase IIa MPC-MICRO-IO clinical trial and the Phase III MPC-CBE clinical trial as the Group prioritized the funding of its lead product candidates. The Group still believe these product candidates remain viable upon further funding, or partnership, and accordingly these products should not be regarded as abandoned, where typically, abandoned programs would be closed down and the related research and development efforts are considered impaired and the asset is fully expensed.
The remaining carrying amount of in-process research and development as at June 30, 2025 was $325.1 million and June 30, 2024 was $427.8 million.
In-process research and development acquired is considered to be an indefinite life intangible asset on the basis that it is incomplete and cannot be used in its current form (see Note 23(p)(iii)). The intangible asset’s life will remain indefinite until such time it is completed and commercialized or impaired. The carrying value of in-process research and development is a separate asset which has been subject to impairment testing at the cash generating unit level, which has been determined to be at the product level.
The recoverable amount of both goodwill, in-process research and development and currently marketed products was assessed as of March 31, 2025 based on the fair value less costs to dispose. No impairment was identified as a result of this impairment assessment. Management assessed for indicators of impairment as at June 30, 2025, including considering events up to the date of the approval of the financial statements. No impairment indicators as at June 30, 2025 were identified.
(v)    Key assumptions used for fair value less costs to dispose calculations
In determining the fair value less costs to dispose the Group has given consideration to the following internal and external indicators:
•discounted expected future cash flows of programs valued by the Group’s internal valuation team and reviewed by the interim CFO. The valuation team also manages a process to continually refine the key assumptions within the model. This is done with input from the relevant business units. The key assumptions in the model have been clearly defined and the responsibility for refining those assumptions has been assigned to the most relevant business units. When determining key assumptions, the business units refer to both external sources and past experience as appropriate. The valuation is considered to be level 3 in the fair value hierarchy due to unobservable inputs used in the valuation;
•the scientific results and progress of the trials since acquisition;
•the market capitalization of the Group on the ASX (ASX:MSB);
•the valuation of the Group’s assets from an independent valuation. An independent valuation was obtained for all assets at March 31, 2023 and for the MSC products performed as a result of the receipt of the complete response in August 2023; and
•the full annual impairment assessment performed by the Group at March 31, 2025, including the impact of the FDA approval of Ryoncil® for the treatment of pediatric SR-aGVHD in December 2024.
Costs of disposal were assumed to be immaterial.
Discounted cash-flows used a real post-tax discount rate range of 12.5% to 14.5%, and include estimated real cash inflows and outflows for each program through to expected patent expiry which ranges from 7 to 23 years.
In relation to cash outflows consideration has been given to cost of inventories, selling costs and clinical trial schedules including estimates of numbers of patients and per patient costs. Associated expenses such as regulatory fees and patent maintenance have been included as well as any further preclinical development if applicable.
In relation to cash inflows consideration has been given to product pricing, market population and penetration, sales rebates and discounts, launch timings and probability of success in the relevant applicable markets.
There are no standard growth rates applied, other than our estimates of market penetration which increase initially, plateau and then decline.
The assessment of the recoverable amount of each product has been made in accordance with the discounted cash-flow assumptions outlined above. The assessments showed that the recoverable amount of each product exceeds the carrying amount and therefore there is no impairment.
The assessment of goodwill showed the recoverable amount of the Group's operating segment, including goodwill and remaining in-process research and development, exceeds carrying amounts, and therefore there is no impairment.
(vi)    Impact of possible changes in key assumptions
The Group has considered and assessed reasonably possible changes in the key assumptions and has not identified any instances that could cause the carrying amount of our intangible assets to exceed its recoverable amount.
Whilst there is no impairment, the key sensitivities in the valuation are dependent on the continued successful development of our technology platforms. If the Group is unable to successfully develop our technology platforms, an impairment of the carrying amount of our intangible assets may result.
d.    Provisions and other liabilities

		As of June 30, 2025			As of June 30, 2024
(in U.S. dollars, in thousands)	Notes	Current	Non-current	Total	Current	Non-current	Total
Contingent consideration		11,001	10,778	21,779	16,298	10,594	26,892
Employee benefits		6,234	15	6,249	7,436	26	7,462
Provision for license agreements		3,750	—	3,750	3,750	—	3,750
Provision for litigation settlements	22	—	—	—	17,554	—	17,554
		20,985	10,793	31,778	45,038	10,620	55,658
(i)    Information about individual provisions and significant estimates
Contingent consideration
The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements pertaining to the acquired MSC assets from Osiris. Further disclosures can be found in Note 5(g)(iii).
Employee benefits
The provision for employee benefits relates to the Group’s liability for annual leave, short term incentives and long service leave.
Employee benefits include accrued annual leave. As of June 30, 2025 and 2024, the entire amount of the annual leave accrual was $1.6 million and $1.2 million respectively, and is presented as current, since the Group does not have an unconditional right to defer settlement for any of these obligations.
Employee benefits include a provision for the Group's liability for short-term incentives. As of June 30, 2025 and 2024, the provision for short-term incentive incentives was $4.0 million and $5.4 million, respectively, and the provision as of June 30, 2024 of $5.4 million included $2.4 million and $3.0 million relating to the entitlements for the years ended June 30, 2024 and 2023, respectively, given that the conditions of achievement of the short-term incentive for the years ended June 30, 2024 and 2023 were modified to make it dependent on Mesoblast achieving FDA marketing authorization. In August 2024, the Group revised the compensation structure for short-term incentives providing all employees with the choice to elect into receiving an option grant in lieu of cash payment of their-short term incentive entitlements pertaining to the years ended June 30, 2024 and 2023. This revised structure enabled the Group to avoid a $6.7 million cash payment of short-term incentives. The options granted in lieu of cash resulted in a $5.4 million reduction in the provision for short-term incentives relating to the entitlements for the year ended June 30, 2024 and 2023 and a $9.2 million increase in share-based payment expenses within the year ended June 30, 2025.
(ii)    Movements
The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements. Refer to Note 5(g)(iii) for movements in contingent consideration for the years ended June 30, 2025 and 2024.
e.    Deferred tax balances
(i)    Deferred tax balances

	As of June 30,
(in U.S. dollars, in thousands)	2025	2024
Deferred tax assets
The balance comprises temporary differences attributable to:
Tax losses	73,474	74,602
Other temporary differences	13,605	13,143
Total deferred tax assets	87,079	87,745

Deferred tax liabilities
The balance comprises temporary differences attributable to:
Intangible assets	87,079	87,745
Total deferred tax liabilities	87,079	87,745
Net deferred tax liabilities	—	—
(ii)    Movements

(in U.S. dollars, in thousands)	Tax losses(1) (DTA)	Other temporary differences(1) (DTA)	Intangible assets (DTL)	Total (DTL)
As of June 30, 2023	76,020	11,972	(87,992)	—
Credited/(charged) to:
- profit or loss	(1,227)	1,171	247	191
- directly to equity	(191)	—	—	(191)
As of June 30, 2024	74,602	13,143	(87,745)	—
Credited/(charged) to:
- profit or loss	(1,458)	462	666	(330)
- directly to equity	330	—	—	330
As of June 30, 2025	73,474	13,605	(87,079)	—
(1)Deferred tax assets are netted against deferred tax liabilities.
f.    Deferred consideration

	As of June 30,
(in U.S. dollars, in thousands)	2025	2024
Opening balance(1)	2,500	2,500
Amount recognized as revenue during the period	—	—
Balance as of the end of the period	2,500	2,500

(1)	The $2.5 million milestone payment received in December 2019 from Grünenthal was considered constrained and resulted in deferred consideration as of June 30, 2025.
g. Inventories and other current assets
(i) Inventories

	As of June 30,
(in U.S. dollars, in thousands)	2025	2024
Current Assets
Raw materials	1,063	—
Work in progress	—	—
Finished goods	21,183	—
	22,246	—
(ii) Assigning costs to inventories
Inventories are included in the financial statements at the lower of cost (including raw materials, direct labor, other direct costs and related production overheads) and net realizable value. Pre-launch inventory is held as an asset when there is a high probability of regulatory approval for the product in accordance with IAS 2 Inventories. Before that point, a provision is made against the carrying value to its recoverable amount in accordance with IAS 2 Inventories; the provision is then reversed at the point when a high probability of regulatory approval is determined.
The Group considers a number of factors in determining the probability of the product candidate realizing future economic benefit, including the product candidate’s current status in the regulatory approval process, results from the related pivotal clinical trial, results from meetings with relevant regulatory agencies prior to the filing of regulatory applications, the market need, historical experience, as well as potential impediments to the approval process such as product safety or efficacy, commercialization and market trends.
When a provision is made against the carrying value of pre-launch inventory the costs are recognized within Research & development expenses. When the high probability threshold is met, the provision will be reversed through Research & development expenses.
Where it is determined that the inventory will be used within a clinical trial, that amount is removed from the cost of inventory.
As of June 30, 2024, all inventory costs were fully provided for and recognized within Research and development expenses. In December 2024, the FDA approved Mesoblast’s Ryoncil® for the treatment of SR-aGvHD in children 2 months and older. As a result of the FDA approval in December 2024, the Group determined that there is a high probability of the product candidate realizing future economic benefit, and therefore the provision against the carrying value of pre-launch inventory was reversed through Research and development expenses.
As of June 30, 2025, there was $23.8 million of inventory recognized on the balance sheet, of which $1.6 million was provided for as obsolete stock, compared with $19.2 million at June 30, 2024, which was fully provided for. Inventory balances net of the provision for obsolete stock are $22.2 million as of June 30, 2025, compared within $Nil as of June 30, 2024.
(iii) Amounts recognized in profit or loss
As of June 30, 2025, the Group recognized inventory of $22.2 million on the balance sheet, which had been fully provided for and recognized within Research & development expenses previously. As a result of the FDA approval of Mesoblast's Ryoncil® in December 2024, in the year ended June 30, 2025 a corresponding reversal was recorded within Research and development expenses as the provision against the carrying value of inventory was reversed.
During the year ended June 30, 2025, the Group wrote off $0.4 million of inventory costs, which was recorded within Cost of inventories.